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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 11, 2004

                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

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

              OHIO                                   1-2299                                 34-0117420
              ----                                   ------                                 ----------
(State or Other Jurisdiction of                 (Commission File                        (I.R.S. Employer
Incorporation or Organization)                       Number)                            Identification No.)
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                    One Applied Plaza, Cleveland, Ohio 44115
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (216) 426-4000.






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ITEM 7.  EXHIBITS

         Exhibit 99 - Press release of Applied Industrial Technologies, Inc. dated March 11, 2004.


ITEM 9.  REGULATION FD DISCLOSURE

         Attached as Exhibit 99 and incorporated by reference herein is the text of the Registrant's press release dated March 11, 2004 regarding financial guidance for the quarter ending March 31, 2004.

         The information in this Current Report on Form 8-K, including the exhibit, is being furnished pursuant to Item 9 (Regulation FD Disclosure) and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information shall not be deemed incorporated by reference into the filings of the Registrant under the Securities Act of 1933, as amended.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                                  (Registrant)


                                  By:  /s/ Fred D. Bauer
                                       ----------------------------------------
                                           Fred D. Bauer
                                           Vice President-General Counsel
                                                 & Secretary

Date:  March 11, 2004


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                                  EXHIBIT INDEX

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Exhibit No.       Description
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
99                Press release of Applied Industrial Technologies, Inc. dated March 11, 2004.
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